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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3616

Mosaic Income Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Reports to Shareholders.

ANNUAL REPORT

December 31, 2005

Mosaic Income Trust

  Mosaic Intermediate Income Fund
  Mosaic Government Fund

Mosaic Funds (R)
www.mosaicfunds.com

MOSAIC INCOME TRUST  December 31, 2005

Management's Discussion of Fund Performance

Review of Period and Outlook

Entering 2005, our expectations were for rising interest rates, additional Federal Reserve tightening, and solid economic growth leading to upward pressure on inflation. As the year unfolded, the Fed raised the Funds Rate eight times, from an initial 2.25% to 4.25%. Despite challenges from rising rates, and a tragic hurricane season, the economy grew at about 4%, and CPI inflation trended higher. Interest rates rose across all but the longest maturities. The benchmark 10-Year Treasury began the year at 4.25%, pushed as high as 4.66% in November, and finished the year at 4.39%--a relatively uneventful annual period. Shorter rates reacted more to the Fed's rate increases, and the 2-Year Treasury moved from 3.07% at the beginning of the year to 4.40% at year's end, indicating the flatness of the yield curve by late 2005, particularly across the two to 10-year spectrum. Our conservative risk posture was a slight drag during the year, although the range of returns in the domestic bond world was narrow, since nominal returns across all bond market sectors remained low by historical standards. All in all, the year played out about as we expected, except that the increase in longer-term interest rates remained muted by the persistent support of substantial foreign purchases.

Looking ahead, 2006 may prove to be an inflection point in this cycle. For years, economists have incorrectly predicted that the over-burdened U.S. consumer would stop spending, a key underpinning of recent economic growth. However, as we enter 2006, it is becoming clear the U.S. housing market is cooling. Home prices are advancing more slowly, and the rate of mortgage equity withdrawal will likely follow. With the winter heating season upon us, natural gas and heating oil costs have remained stubbornly high. While we view slowing housing as healthy from a long-term perspective, we are paying close attention to how housing and energy prices impact consumer spending.

Another area of focus will be the conduct of Fed policy and the impending change of Fed Chairman. The Fed now appears to be within striking distance of a "neutral" level for the Fed Funds Rate. (A neutral level is a rate which is generally considered to neither stimulate nor dampen the economy.) We anticipate future hikes in short-term rates will likely move from the "measured" path of the past one-and-a-half years to one more dependent on incoming economic and inflation data. Chairman Bernanke takes the helm with real GDP growing at an estimated 4.1% in the third quarter, the tenth consecutive quarter of 3%+ growth. Gains in manufacturing and service sector surveys, durable goods orders, and consumer confidence portend a continued buoyant rate of growth in the first half of 2006.

As the Fed transitions to new leadership, the condition of the U.S. labor market and the outlook for inflation will be important factors. Job growth has bounced back quickly from hurricane-depressed levels. We expect further job growth and declines in the unemployment rate to put upward pressure on wage costs, fueling inflation concern. In fact, inflation may provide the key to Fed policy in 2006. Along with elevated energy prices, industrial metal prices are sharply higher. Labor costs remain in an uptrend and productivity gains are unsustainably high. The complacent view towards inflation makes the markets vulnerable to increased inflation expectations.

2006 may present unique opportunities due to higher overall yield levels and greater financial asset volatility. There is still risk for higher interest rates, especially in the long maturity end of the yield curve. While the first half of the year may prove challenging, the higher interest rates we expect may at some point present a more attractive opportunity. But, until our work indicates that the Fed is near done, the economy is slowing, or the pressure is off inflation, risk management will remain paramount, and a keen sensitivity to risk/return will be crucial to a successful year.

Fund Overview

Mosaic Government Fund

Mosaic Government Fund returned 0.69% for the annual period ended December 31, 2005. The Fund's unmanaged benchmark, the Lehman Intermediate Government Bond Index was up 1.68%. Performance picked up in the second half of the year, as our conservative posture protected against rising rates. However, the continued flattening of the yield curve hindered performance throughout the year, and was the single biggest reason for relative underperformance due to our short duration policy relative to market benchmarks.

The Fund's 30-day SEC yield at period end was 3.52%, while the fund's effective duration was 2.79 years, and its average maturity was 5.56 years. Mosaic Government's portfolio at period end had its largest holdings in Agency notes (43.4%), followed by Treasuries (34.0%). The fund's largest positions during this period were short to intermediate duration bonds issued by Freddie Mac and Fannie Mae and U.S. Treasuries with maturities ranging from May of 2006 to August of 2014.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005
FOR MOSAIC GOVERNMENT FUND

% of net assets
Freddie Mac, 5.5%, 9/15/11	9.57%
US Treasury Note, 4.75%, 11/15/08	8.55%
Freddie Mac, 5.125%, 10/15/08	7.78%
Fannie Mae, 4.2%, 3/24/08	7.60%
US Treasury Note, 4.25%, 8/15/14	7.16%
US Treasury Note, 4%, 6/15/09	6.85%
US Treasury Note, 4.625%, 5/15/06	6.17%
Federal Home Loan Bank, 4.1%, 6/13/08	6.07%
US Treasury Note, 5%, 8/15/11	5.25%
Freddie Mac, 5%, 10/18/10	4.75%

Mosaic Intermediate Income Fund

Mosaic Intermediate Income Fund returned 0.77% for the one-year period ended December 31, 2005. The Fund's unmanaged benchmark, the Lehman Intermediate Government Credit Bond Index was up 1.58%. Performance picked up in the second half of the year, as our conservative posture protected against rising rates. However, the continued flattening of the yield curve hindered performance throughout the year, and was the single biggest reason for relative underperformance due to our short duration policy relative to market benchmarks. The Fund was also hindered by its weight in BBB bonds, the lowest rating that is considered Investment Grade in a period in which the highest quality bonds outperformed.

The Fund's 30-day yield at period end was 4.06%, while the fund's duration was 2.92 years, and its average maturity was 3.92 years. Mosaic Intermediate Income Fund's portfolio held 59.9% in corporate issuance, 20.2% in Treasuries, and 14.2% in Government Agency bonds. Within the corporate sector, the Fund held 11.1% of its assets in Ba/BB bonds, the highest category that is considered high yield, and no bonds rated lower.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005
FOR MOSAIC INTERMEDIATE INCOME FUND

% of net assets
Federal Home Loan Bank, 4.1%, 6/13/08	8.80%
US Treasury Note, 4%, 3/15/10	6.16%
US Treasury Note, 3.375%, 2/15/08	6.12%
US Treasury Note, 5%, 8/15/11	4.33%
AT&T Broadband, 8.375%, 3/15/13	3.74%
Sprint Capital Corp., 6.125%, 11/15/08	3.67%
US Treasury Note, 4.25%, 8/15/14	3.62%
MGIC Investment Corp., 6%, 3/15/07	3.61%
Kraft Foods Inc., 4.625%, 11/1/06	3.56%
International Lease Finance, 4.875%, 9/1/10	3.53%

Comparison of Changes in the Value of a $10,000 Investment

Past performance is not predictive of future performance. The above graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Prior to July 1, 1999, the Intermediate Income Fund was known as the Mosaic High Yield Fund. On this date, the new fund, which includes merged assets from the Mosaic Bond Fund, changed its name and investment policies.

MOSAIC INCOME TRUST  December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Mosaic Income Trust (the "Trust"), including the Mosaic Government Fund and Mosaic Intermediate Income Fund (collectively, the "Funds"), as of December 31, 2005 and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended December 31, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Funds' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of December 31, 2005, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
February 1, 2006

MOSAIC INCOME TRUST  December 31, 2005

Government Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 93.6% of net assets

		U.S. GOVERNMENT AGENCY NOTES: 43.4%
Aaa	AAA	Federal Home Loan Bank, 4.1%, 6/13/08	$200,000	$197,119
Aaa	AAA	Fannie Mae, 4.2%, 3/24/08	250,000	246,843
Aaa	AAA	Freddie Mac, 4.875%, 3/15/07	150,000	150,212
Aaa	AAA	Freddie Mac, 3.5%, 9/15/07	100,000	98,109
Aaa	AAA	Freddie Mac, 5.125%, 10/15/08	250,000	252,740
Aaa	AAA	Freddie Mac, 5%, 10/18/10	155,000	154,147
Aaa	AAA	Freddie Mac, 5.5%, 9/15/11	300,000	310,896

		U.S. TREASURY NOTES: 34.0%
Aaa	AAA	U.S. Treasury Note, 4.625%, 5/15/06	200,000	200,266
Aaa	AAA	U.S. Treasury Note, 4.75%, 11/15/08	275,000	277,728
Aaa	AAA	U.S. Treasury Note, 4%, 6/15/09	225,000	222,337
Aaa	AAA	U.S. Treasury Note, 5%, 8/15/11	165,000	170,356
Aaa	AAA	U.S. Treasury Note, 4.25%, 8/15/14	235,000	232,503

		MORTGAGE BACKED SECURITIES: 16.2%
Aaa	AAA	Fannie Mae, Mortgage Pool #555345, 5.5%, 2/1/18	90,584	91,276
Aaa	AAA	Fannie Mae, Mortgage Pool #555545, 5%, 6/1/18	140,517	139,260
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	39,978	41,099
Aaa	AAA	Fannie Mae, Mortgage Pool #254346, 6.5%, 6/1/32	32,497	33,408
Aaa	AAA	Fannie Mae, Mortgage Pool #254405, 6%, 8/1/32	60,429	61,126
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E57247, 6.5%, 3/1/09	34,416	35,356
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #E90778, 5.5%, 8/1/17	66,924	67,387
Aaa	AAA	Freddie Mac, Mortgage Pool, Gold Pass Through Certificates #C01364, 6.5%, 6/1/32	36,019	36,990
Aaa	AAA	Government National Mortgage Association II, Guaranteed Pass Through Certificates #2483, 7%, 9/20/27	19,290	20,161

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,092,723)		$3,039,319

		REPURCHASE AGREEMENT: 5.6% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $188,652 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $184,059 (Cost $184,000).		$184,000

		TOTAL INVESTMENTS: 99.2% of net assets (Cost $3,276,723)		$3,223,319

		CASH AND RECEIVABLES LESS LIABILITIES: 0.8% of net assets		24,586

		NET ASSETS: 100%		$3,247,905

MOSAIC INCOME TRUST  December 31, 2005

Intermediate Income Fund - Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		CORPORATE DEBT SECURITIES: 59.9% of net assets

		CONSUMER STAPLES: 9.2%
A2	A	Coca-Cola Enterprise, 5.75%, 11/1/08	$160,000	$164,193
A3	BBB+	Kraft Foods Inc., 4.625% 11/1/06	200,000	199,411
Aa2	AA	Wal-Mart Stores Inc., 4.75%, 8/15/10	150,000	149,279

		FINANCIALS: 9.0%
A3	A	Countrywide Home Loan, 5.625% 5/15/07	150,000	151,325
A1	A	Household Finance Co., 7.875%, 3/1/07	150,000	154,879
A1	AA-	International Lease Finance, 4.875%, 9/1/10	200,000	197,490

		HEALTH CARE: 3.1%
A2	A	United Healthcare Group, 5%, 8/15/14	175,000	174,446

		INDUSTRIAL: 17.1%
Ba3	BB+	American Standard, 7.375%, 2/1/08	175,000	182,400
A2	A	CIT Group Inc., 5.75%, 9/25/07	150,000	152,148
A3	BBB	Daimler Chrysler, 7.2%, 9/1/09	170,000	179,927
Baa3	BB+	Ford Motor Credit, 6.875%, 2/1/06	100,000	100,009
Ba2	BB+	Lear Corp., 8.11%, 5/15/09	40,000	37,255
Baa3	BB+	Lubrizol Corp., 4.625%, 10/1/09	150,000	147,143
Baa3	BBB-	YUM! Brands Inc., 7.65%, 5/15/08	150,000	158,402

		INSURANCE: 6.4%
Baa3	BBB-	Markel Corp., 6.8%, 2/15/13	150,000	157,994
A1	A	MGIC Investment Corp., 6%, 3/15/07	200,000	202,057

		RETAILERS-APPAREL: 2.7%
Ba3	BB+	Gap Inc., 6.9%, 9/15/07	150,000	153,331

		TECHNOLOGY: 1.7%
A3	A	Computer Sciences Co., 3.5%, 4/15/08	100,000	95,975

		TELECOMMUNICATIONS: 10.2%
Baa2	BBB+	AT&T Broadband, 8.375%, 3/15/13	181,000	209,793
Baa2	A-	Sprint Capital Corp., 6.125%, 11/15/08	200,000	205,796
Baa1	A+	Verizon New England, 6.5%, 9/15/11	150,000	154,050

		UTILITIES: 0.5%
A2	BBB+	Wisconsin Power & Light, 7.625%, 3/1/10	25,000	27,255

		TOTAL CORPORATE DEBT SECURITIES (Cost $3,345,394)		$3,354,558
		COLLATERALIZED MORTGAGE OBLIGATIONS: 2.9% of net assets
Aaa	AAA	Fannie Mae, Mortgage Pool #636758, 6.5%, 5/1/32	$53,304	$54,798
Aaa	AAA	Fannie Mae, Mortgage Pool #725341, 5%, 2/1/19	110,090	109,105

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $165,056)		$163,903

		U.S. GOVERNMENT & AGENCY OBLIGATIONS: 34.4% of net assets
Aaa	AAA	Federal Home Loan Bank, 4.1%, 6/13/08	500,000	492,797
Aaa	AAA	Freddie Mac, 4.875%, 3/15/07	150,000	150,212
Aaa	AAA	Freddie Mac, 5%, 10/18/10	150,000	149,175
Aaa	AAA	U.S. Treasury Note, 3.375%, 2/15/08	350,000	342,904
Aaa	AAA	U.S. Treasury Note, 4%, 3/15/10	350,000	345,092
Aaa	AAA	U.S. Treasury Note, 5%, 8/15/11	235,000	242,628
Aaa	AAA	U.S. Treasury Note, 4.25%, 8/15/14	205,000	202,822

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,941,745)		$1,925,630

		REPURCHASE AGREEMENT: 4.8% of net assets
		With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $278,876 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $272,088 (Cost $272,000).		272,000

		TOTAL INVESTMENTS: 102% of net assets (Cost $5,724,195)		$5,716,091

		LIABILITIES LESS CASH AND RECEIVABLES: (2.0)% of net assets		(114,132)

		NET ASSETS: 100%		$5,601,959

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investor Services, Inc.;  S&P – Standard & Poor's Corporation

MOSAIC INCOME TRUST  December 31, 2005

Statements of Assets and Liabilities

	Government Fund	Intermediate Income Fund
ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$3,039,319	$5,444,091
Repurchase agreements	184,000	272,000
Total investments*	3,223,319	5,716,091
Cash	929	76
Receivables
Interest	28,331	78,424
Capital shares sold	--	10,000
Total assets	3,252,579	5,804,591

LIABILITIES
Payables
Investment securities purchased	--	166,015
Dividends	898	1,964
Capital shares redeemed	92	30,969
Independent trustee and auditor fees	3,684	3,684
Total liabilities	4,674	202,632

NET ASSETS	$3,247,905	$5,601,959

Net assets consists of:
Paid in capital	$3,352,157	$6,615,956
Accumulated net realized gains	(50,848)	(1,005,893)
Net unrealized appreciation (depreciation) on investments	(53,404)	(8,104)
Net Assets	$3,247,905	$5,601,959

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	326,550	867,842

NET ASSETS VALUE PER SHARE	$9.95	$6.46
*INVESTMENT SECURITIES, AT COST	$3,276,723	$5,724,195

MOSAIC INCOME TRUST December 31, 2005

Statements of Operations

For the year ended December 31, 2005

	Government Fund	Intermediate Income Fund
INVESTMENT INCOME (Note 1)
Interest income	$149,450	$268,714

EXPENSES (Notes 3 and 5)
Investment advisory fees	23,826	36,766
Other expenses:
Service agreement fees	16,202	21,472
Independent trustee and auditor fees	5,000	5,000
Total other expenses	21,202	26,472
Total expenses	45,028	63,238

NET INVESTMENT INCOME	104,422	205,476

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(33,374)	(19,269)
Change in net unrealized depreciation of investments	(60,384)	(144,338)

NET LOSS ON INVESTMENTS	(93,758)	(163,607)

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,664	$41,869

MOSAIC INCOME TRUST  December 31, 2005

Statements of Changes in Net Assets

For the period indicated

	Government Fund		Intermediate Income Fund
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$104,422	$149,215	$205,476	$203,903
Net realized gain (loss) on investments	(33,374)	9,961	(19,269)	66,940
Net unrealized depreciation on investments	(60,384)	(111,467)	(144,338)	(127,258)
Total increase in net assets resulting from operations	10,664	47,709	41,869	143,585

DISTRIBUTION TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(104,422)	(149,215)	(205,476)	(203,903)

CAPITAL SHARE TRANSACTIONS (Note 7)	(1,790,351)	(121,997)	(275,711)	(326,037)

TOTAL DECREASE IN NET ASSETS	(1,884,109)	(223,503)	(439,318)	(386,355)

NET ASSETS
Beginning of period	$5,132,014	$5,355,517	$6,041,277	$6,427,632
End of period	$3,247,905	$5,132,014	$5,601,959	$6,041,277

MOSAIC INCOME TRUST

Financial Highlights

Selected data for a share outstanding for the periods indicated

GOVERNMENT FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.16	$10.36	$10.58	$10.24	$9.97
Investment operations:
Net investment income	0.28	0.29	0.35	0.41	0.48
Net realized and unrealized gain (loss) on investments	(0.21)	(0.20)	(0.22)	0.34	0.27
Total from investment operations	0.07	0.09	0.13	0.75	0.75
Less distributions from net investment income	(0.28)	(0.29)	(0.35)	(0.41)	(0.48)
Net asset value, end of year	$9.95	$10.16	$10.36	$10.58	$10.24
Total return (%)	0.69	0.89	1.24	7.45	7.62
Ratios and supplemental data
Net assets, end of year (in thousands)	$3,248	$5,132	$5,356	$5,939	$5,282
Ratio of expenses to average net assets (%)	1.19	1.15	1.15	1.14	1.15
Ratio of net investment income to average net assets (%)	2.75	2.83	3.32	3.92	4.67
Portfolio turnover (%)	43	55	31	44	34

INTERMEDIATE INCOME FUND

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$6.64	$6.71	$6.66	$6.67	$6.48
Investment operations:
Net investment income	0.23	0.22	0.25	0.30	0.37
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)	0.05	(0.01)	0.19
Total from investment operations	0.05	0.15	0.30	0.29	0.56
Less distributions from net investment income	(0.23)	(0.22)	(0.25)	(0.30)	(0.37)
Net asset value, end of year	$6.46	$6.64	$6.71	$6.66	$6.67
Total return (%)	0.77	2.30	4.63	4.56	8.81
Ratios and supplemental data
Net assets, end of year (in thousands)	$5,602	$6,041	$6,428	$6,839	$6,267
Ratio of expenses to average net assets (%)	1.08	1.07	1.08	1.07	1.07
Ratio of net investment income to average net assets (%)	3.49	3.32	3.76	4.61	5.61
Portfolio turnover (%)	60	46	36	54	28

MOSAIC INCOME TRUST

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. This report contains information about two separate funds (the "Funds") whose objective is to receive and distribute bond income. The Government Fund invests in securities of the U.S. Government and its agencies. The Intermediate Income Fund invests in investment grade corporate, government and government agency fixed income securities. The Intermediate Income Fund may also invest a portion of its assets in securities rated as low as "B" by Moody's Investors Service, Inc. or Standard & Poor's Corporation. A third Mosaic Income Trust portfolio, available to certain institutional investors (as defined in the fund's prospectus) presents its financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which market quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders monthly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2005 and 2004 were as follows:

	2005	2004
Government Fund:
Distributions paid from ordinary income	$104,422	$149,215
Intermediate Income Fund:
Distributions paid from ordinary income	$205,476	$203,903

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Government Fund:
Accumulated net realized losses	$(48,849)
Net unrealized depreciation on investments	(55,403)
$(104,252)
Intermediate Income Fund:
Accumulated net realized losses	$(1,005,893)
Net unrealized depreciation on investments	(8,104)
$(1,013,997)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes. As of December 31, 2005, the Government and Intermediate Income Funds had available for federal income tax purposes the following unused capital loss carryovers:

Expiration Date	Government Fund	Intermediate Income Fund
December 31, 2006	$--	$153,185
December 31, 2007	9,847	486,268
December 31, 2008	5,458	89,747
December 31, 2009	--	12,901
December 31, 2010	--	243,364
December 31, 2013	33,544	20,428

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified. In the Government Fund, permanent differences relating to the expiration of capital loss carryovers totaling $64,210 were reclassified from accumulated net realized losses to net paid in capital on shares of beneficial interest.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of the date of this report, the Government Fund had approximately a 3.3% interest and the Intermediate Income Fund had approximately a 4.9% interest in the consolidated repurchase agreement of $5,573,000 collateralized by $5,713,892 in United States Treasury Notes. Proceeds at maturity were $5,574,796.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.625% per annum of the average net assets of the Funds. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

	Purchases	Sales
Government Fund:
U.S. Gov't securities	$1,571,013	$3,378,259
Other	--	--
Intermediate Income Fund:
U.S. Gov't securities	$2,161,043	$1,429,281
Other	1,256,229	2,112,133

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.43% for the Government Fund and 0.37% for the Intermediate Income Fund.

The Funds also pay the expenses of the Funds' Independent Trustees and auditors directly. For the year ended December 31, 2005 these fees amounted to $5,000 and $5,000 for the Government and Intermediate Income Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are stated as follows as of December 31, 2005:

	Government Fund	Intermediate Income Fund
Aggregate Cost	$3,278,722	$5,724,195
Gross unrealized appreciation	3,967	57,329
Gross unrealized depreciation	(59,370)	(65,433)
Net unrealized depreciation	$(55,403)	$(8,104)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

	Year Ended December 31,
Government Fund	2005	2004
In Dollars
Shares sold	$304,015	$370,239
Shares issued in reinvestment of dividends	90,429	137,346
Total shares issued	394,444	507,585
Shares redeemed	(2,184,795)	(629,582)
Net decrease	$(1,790,351)	$(121,997)

In Shares
Shares sold	30,261	35,951
Shares issued in reinvestment of dividends	9,007	13,401
Total shares issued	39,268	49,352
Shares redeemed	(217,768)	(61,254)
Net decrease	(178,500)	(11,902)

Intermediate Income Fund	Year Ended December 31,
	2005	2004
In Dollars
Shares sold	$935,307	$975,660
Shares issued in reinvestment of dividends	182,309	181,105
Total shares issued	1,117,616	1,156,765
Shares redeemed	(1,393,327)	(1,482,802)
Net decrease	$(275,711)	$(326,037)

In Shares
Shares sold	142,185	146,516
Shares issued in reinvestment of dividends	27,906	27,171
Total shares issued	170,091	173,687
Shares redeemed	(212,454)	(221,847)
Net decrease	(42,363)	(48,160)

Fund Expenses (unaudited)

Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on July 1, 2005 and held for the six-months ended December 31, 2005.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Fund	-0.09%	$1,000.00	$999.10	1.19%	$5.96
Intermediate Income Fund	-0.04%	$1,000.00	$999.61	1.08%	$5.40
1For the six months ended December 31, 2005.

2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

3Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not either Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in either Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Government Fund	5.00%	$1,000.00	$1,025.47	1.19%	$6.05
Intermediate Income Fund	5.00%	$1,000.00	$1,025.47	1.08%	$5.49
1For the six months ended December 31, 2005.
2Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

MOSAIC INCOME TRUST

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Private investor; retired President and CEO of Madison Newspapers, Inc.; and Vice President, Lee Enterprises, Incorporated.; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Madison Newspapers, Inc. of Madison, WI; Nerites Corp.; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Park Bank; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Capitol Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust; President of the Madison Strategic Sector Premium Fund.	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

ANNUAL REPORT

December 31, 2005

Mosaic Income Trust

Mosaic Institutional Bond Fund

Mosaic Funds (R)

www.mosaicfunds.com

Contents

Management's Discussion of Fund Performance
Review of Period and Outlook	1
Fund Overview	1
Report of Independent Registered Public Accounting Firm	3
Portfolio of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets&	6
Financial Highlights	7
Notes to Financial Statements	8
Management Information	11

MOSAIC INSTITUTIONAL BOND FUND  December 31, 2005

Management's Discussion of Fund Performance

Review of Period and Outlook

Entering 2005, our expectations were for rising interest rates, additional Federal Reserve tightening, and solid economic growth leading to upward pressure on inflation. As the year unfolded, the Fed raised the Funds Rate eight times, from an initial 2.25% to 4.25%. Despite challenges from rising rates, and a tragic hurricane season, the economy grew at about 4%, and CPI inflation trended higher. Interest rates rose across all but the longest maturities. The benchmark 10-Year Treasury began the year at 4.25%, pushed as high as 4.66% in November, and finished the year at 4.39%--a relatively uneventful annual period. Shorter rates reacted more to the Fed's rate increases, and the 2-Year Treasury moved from 3.07% at the beginning of the year to 4.40% at year's end, indicating the flatness of the yield curve by late 2005, particularly across the two to 10-year spectrum. Our conservative risk posture was a slight drag during the year, although the range of returns in the domestic bond world was narrow, since nominal returns across all bond market sectors remained low by historical standards. All in all, the year played out about as we expected, except that the increase in longer-term interest rates remained muted by the persistent support of substantial foreign purchases.

Looking ahead, 2006 may prove to be an inflection point in this cycle. For years, economists have incorrectly predicted that the over-burdened U.S. consumer would stop spending, a key underpinning of recent economic growth. However, as we enter 2006, it is becoming clear the U.S. housing market is cooling. Home prices are advancing more slowly, and the rate of mortgage equity withdrawal will likely follow. With the winter heating season upon us, natural gas and heating oil costs have remained stubbornly high. While we view slowing housing as healthy from a long-term perspective, we are paying close attention to how housing and energy prices impact consumer spending.

Another area of focus will be the conduct of Fed policy and the impending change of Fed Chairman. The Fed now appears to be within striking distance of a "neutral" level for the Fed Funds Rate. (A neutral level is a rate which is generally considered to neither stimulate nor dampen the economy.) We anticipate future hikes in short-term rates will likely move from the "measured" path of the past one-and-a-half years to one more dependent on incoming economic and inflation data. Chairman Bernanke takes the helm with real GDP growing at an estimated 4.1% in the third quarter, the tenth consecutive quarter of 3%+ growth. Gains in manufacturing and service sector surveys, durable goods orders, and consumer confidence portend a continued buoyant rate of growth in the first half of 2006.

As the Fed transitions to new leadership, the condition of the U.S. labor market and the outlook for inflation will be important factors. Job growth has bounced back quickly from hurricane-depressed levels. We expect further job growth and declines in the unemployment rate to put upward pressure on wage costs, fueling inflation concern. In fact, inflation may provide the key to Fed policy in 2006. Along with elevated energy prices, industrial metal prices are sharply higher. Labor costs remain in an uptrend and productivity gains are unsustainably high. The complacent view towards inflation makes the markets vulnerable to increased inflation expectations.

2006 may present unique opportunities due to higher overall yield levels and greater financial asset volatility. There is still risk for higher interest rates, especially in the long maturity end of the yield curve. While the first half of the year may prove challenging, the higher interest rates we expect may at some point present a more attractive opportunity. But, until our work indicates that the Fed is near done, the economy is slowing, or the pressure is off inflation, risk management will remain paramount, and a keen sensitivity to risk/return will be crucial to a successful year.

Fund Overview

Mosaic Institutional Bond Fund returned 1.24% for the annual period ended December 31, 2005. The Fund's unmanaged benchmark, the Lehman Intermediate Government Credit Bond Index was up 1.58%. Performance picked up in the second half of the year, as our conservative posture protected against rising rates. However, the continued flattening of the yield curve hindered performance throughout the year, and was the single biggest reason for relative underperformance due to our short duration policy relative to market benchmarks.

The Fund's 30-day SEC yield at period end was 4.21%, while the fund's effective duration was 2.80 years, and its average maturity was 3.21 years. The Fund's portfolio at period end had its largest holdings in Corporate Obligations (50.0%), followed by Treasuries (31.4%), and Agency Bonds (14.6%). The fund's largest positions during this period were short to intermediate duration bonds issued by the Treasury, Freddie Mac and Fannie Mae and with maturities ranging from May of 2006 to August of 2014.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 FOR MOSAIC INSTITUTIONAL BOND FUND

% of net assets
Fannie Mae, 5.25%, 4/15/07	9.18%
US Treasury Note, 3.625%, 1/15/10	8.88%
US Treasury Note, 4.75%, 11/15/08	7.90%
US Treasury Note, 4.875%, 2/15/12	6.69%
Freddie Mac, 3.625%, 9/15/08	5.39%
US Treasury Note, 4.25%, 8/15/14	4.06%
US Treasury Note, 4.625%, 5/15/06	3.92%
General Electric Capital Corp., 4.25%, 6/15/12	3.13%
Conoco Inc, 6.35%, 10/15/11	2.87%
Merrill Lynch, 7%, 1/15/07	2.67%

MOSAIC INSTITUTIONAL BOND FUND  December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mosaic Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Mosaic Institutional Bond Fund (the "Fund"), as of December 31, 2005 and the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended December 31, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 14, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois

February 1, 2006

MOSAIC INSTITUTIONAL BOND FUND  December 31, 2005

Portfolio of Investments

CREDIT RATING*			PRINCIPAL AMOUNT	VALUE
MOODY'S	S&P
		DEBT INSTRUMENTS: 96% of net assets
		Corporate Obligations: 50.0%
A1	A+	American Express, 5.50%, 9/12/06	$155,000	$ 155,757
Aa3	A+	Bank One Corp., 6.875%, 8/1/06	150,000	151,639
Aa1	AA-	Citigroup Inc., 4.25%, 7/29/09	200,000	195,815
A1	A-	Conoco Inc., 6.35%, 10/15/11	205,000	219,919
A3	A	Countrywide Home Loan, 5.625%, 5/15/07	175,000	176,545
A1	A+	First Data Corporation, 4.7%, 8/1/13	175,000	165,629
Aaa	AAA	General Electric Capital Corp., 4.25%, 6/15/12	250,000	240,065
Aa3	A+	Goldman Sachs, 6.65%, 5/15/09	185,000	194,560
A3	A-	Hewlett-Packard Co., 5.5%, 7/1/07	200,000	201,687
A1	A	Household Finance Co., 7.875%, 3/1/07	185,000	191,018
A1	A+	IBM Corp., 4.75%, 11/29/12	150,000	149,007
A1	AA-	International Lease Finance, 4.875%, 9/1/10	200,000	197,490
A1	A	MGIC Investment Corp., 6%, 3/15/07	200,000	202,057
Aa3	A+	Merrill Lynch, 7%, 1/15/07	200,000	204,488
Aa3	A+	Morgan Stanley Dean Witter, 3.625%, 4/1/08	170,000	165,704
Aa3	A+	Nationsbank Corp., 7.5%, 9/15/06	200,000	203,555
Aa3	AA	Texaco Capital Inc., 5.5%, 1/15/09	150,000	153,983
A2	A	Texas Instruments, 6.125%, 2/1/06	160,000	159,860
Aa2	A+	US Bancorp, 5.1%, 7/15/07	200,000	200,863
A1	A	WPS Resources Corp., 7%, 11/1/09	150,000	160,134
Aa2	AA	Wal-Mart Stores, 4.55%, 5/1/13	150,000	146,446
		U.S. Government & Agency Obligations: 46.0%
Aaa	AAA	Fannie Mae, 5.25%, 4/15/07	700,000	704,312
Aaa	AAA	Freddie Mac, 3.625%, 9/15/08	425,000	413,494
Aaa	AAA	US Treasury Note, 4.625%,5/15/06	300,000	300,399
Aaa	AAA	US Treasury Note, 4.75%,11/15/08	600,000	605,953
Aaa	AAA	US Treasury Note, 3.625%, 1/15/10	700,000	681,024
Aaa	AAA	US Treasury Note, 4.875%, 2/15/12	500,000	513,497
Aaa	AAA	US Treasury Note, 4.25%, 8/15/14	315,000	311,653
		TOTAL DEBT INSTRUMENTS (Cost $7,449,257)		$7,366,553
		REPURCHASE AGREEMENT: 5.3% of net assets With Morgan Stanley and Company issued 12/30/05 at 2.90%, due 1/3/06, collateralized by $415,239 in United States Treasury Notes due 8/15/29. Proceeds at maturity are $405,131 (Cost $405,000).		405,000
		TOTAL INVESTMENTS: 101.3% of net assets (Cost $7,854,257)		$7,771,553
		LIABILITIES LESS CASH AND RECEIVABLES: (1.3)% of net assets		(99,153)
		NET ASSETS: 100%		$7,672,400

Notes to the Portfolio of Investments:

* – Unaudited;  Moody's – Moody's Investor Services, Inc.;  S&P – Standard & Poor's Corporation

MOSAIC INSTITUTIONAL BOND FUND  December 31, 2005

Statement of Assets and Liabilities

ASSETS
Investments, at value (Note 1 and 2)
Investment securities	$7,366,553
Repurchase agreements	405,000
Total investments*	7,771,553
Cash	869
Interest receivable	109,662
Total assets	7,882,084

LIABILITIES
Payables
Investment securities purchased	206,000
Independent trustee and auditor fees	3,684
Total liabilities	209,684

NET ASSETS	$7,672,400

Net assets consists of:
Paid in capital	$7,765,038
Accumulated net realized losses	(9,934)
Net unrealized depreciation on investments	(82,704)
Net Assets	$7,672,400

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 7)	758,794

NET ASSETS VALUE PER SHARE	$10.11

*INVESTMENT SECURITIES, AT COST	$7,854,257

MOSAIC INSTITUTIONAL BOND FUND  December 31, 2005

Statement of Operations

For the year ended December 31, 2005

INVESTMENT INCOME (Note 1)
Interest income	$300,368
EXPENSES (Notes 3 and 5)
Investment advisory fees	22,968
Other expenses:
Service agreement fees	6,125
Independent trustee and auditor fees	5,000
Total other expenses	11,125
Total Expenses	34,093
NET INVESTMENT INCOME	266,275
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(1,669)
Change in net unrealized depreciation of investments	(166,002)
NET LOSS ON INVESTMENTS	(167,671)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 98,604

MOSAIC INSTITUTIONAL BOND FUND

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 266,275	$ 248,516
Net realized gain (loss) on investments	(1,669)	19,829
Net unrealized depreciation on investments	(166,002)	(133,554)
Total increase in net assets resulting from operations	98,604	134,791

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME	(266,275)	(248,516)

CAPITAL SHARE TRANSACTIONS (Note 7)	332,519	133,623

TOTAL INCREASE IN NET ASSETS	164,848	19,898

NET ASSETS
Beginning of period	$7,507,552	$7,487,654
End of period	$7,672,400	$7,507,552

MOSAIC INSTITUTIONAL BOND FUND

Financial Highlights

Selected data for a share outstanding throughout each period indicated

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$10.34	$10.50	$10.54	$10.54	$10.22
Investment operations:
Net investment income	0.36	0.35	0.37	0.45	0.60
Net realized and unrealized gain (loss) on investments	(0.23)	(0.16)	(0.04)	0.04	0.35
Total from investment operations	0.13	0.19	0.33	0.49	0.95
Less distributions:
From net investment income	(0.36)	(0.35)	(0.37)	(0.45)	(0.60)
From net capital gains	--	--	--	(0.04)	(0.03)
Total distributions	(0.36)	(0.35)	(0.37)	(0.49)	(0.63)
Net asset value, end of period	$10.11	$10.34	$10.50	$10.54	$10.54
Total return (%)	1.24	1.84	3.18	4.79	9.47
Ratios and supplemental data
Net assets, end of period (in thousands)	$7,672	$7,508	$7,488	$6,998	$6,325
Ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.45	0.45
Ratio of net investment income to average net assets (%)	3.48	3.35	3.53	4.28	5.68
Portfolio turnover (%)	39	24	38	30	68

MOSAIC INSTITUTIONAL BOND FUND

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Income Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment manage-ment company. The Trust currently offers three portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Mosaic Institutional Bond Fund (the Fund"), which commenced operations May 1, 2000. Its objectives and strategies are detailed in its prospectus. The remaining two Trust portfolios present their financial information in a separate report.

Securities Valuation: Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders quarterly. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2005 and 2004 were as follows:

	2005	2004
Distributions paid from ordinary Income	$266,275	$248,516

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$ (3,426)
Net unrealized appreciation on investments	(89,212)
$(92,638)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes. As of December 31, 2005, the Fund had available for federal income tax purposes an unused capital loss carryover of $3,426 which expires on December 31, 2010.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same Advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of the date of this report, the Institutional Bond Fund had approximately a 7.3% interest in the consolidated repurchase agreement of $5,573,000 collateralized by $5,713,892 in United States Treasury Notes. Proceeds at maturity were $5,574,796.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., (collectively "the Advisor"), earns an advisory fee equal to 0.30% per annum of the average net assets of the Fund. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2005 were as follows:

	Purchases	Sales
U. S. Gov't Securities	$1,831,805	$ 891,910
Other	1,592,242	1,910,498

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.08%.

The Fund also pays the expenses of the Fund's Independent Trustees and auditors directly. For the year ended December 31, 2005, these fees amounted to $5,000.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2005:

Aggregate Cost	$7,860,765
Gross unrealized appreciation	28,541
Gross unrealized depreciation	(117,753)
Net unrealized depreciation	$ (89,212)

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended December 31,
	2005	2004
In Dollars
Shares sold	$190,271	$149,406
Shares issued in reinvestment of dividends	266,275	248,515
Total shares issued	456,546	397,921
Shares redeemed	(124,027)	(264,298)
Net increase	$332,519	$133,623

In Shares
Shares sold	18,420	14,316
Shares issued in reinvestment of dividends	26,156	23,881
Total shares issued	44,576	38,197
Shares redeemed	(12,097)	(25,258)
Net increase	32,479	12,939

Fund Expenses (Unaudited)

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table on the next page titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Institutional Bond Fund	0.22%	$1,000.00	$1,002.21	0.45%	$2.24
[1]For the six months ended December 31, 2005.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Institutional Bond Fund	5.00%	$1,000.00	$1,025.47	0.45%	$2.27
[1]For the six months ended December 31, 2005.

[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

MOSAIC INSTITUTIONAL BOND FUND

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Private investor; retired President and CEO of Madison Newspapers, Inc.; and Vice President, Lee Enterprises, Incorporated.; managing partner of Forecastle, Inc. (2000-present).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Madison Newspapers, Inc. of Madison, WI; Nerites Corp.; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Park Bank; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Grand Mountain Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	Capitol Bank, FSB; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 12 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust; President of the Madison Strategic Sector Premium Fund	None

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 12 Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust only invests in non-voting securities. Nevertheless, the Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities during the most recent fiscal year-end is available. These policies and voting information are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3616

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Mosaic Funds at 800-368-3195 and requesting a copy of the Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

At a meeting held during the period covered by this report, the Trust’s Board of Trustees elected James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that through May 2004, audit fees were paid pursuant to the Services Agreement between the Trust and Madison Mosaic, LLC and are were not paid directly to the accountants.  Such fees continue to be accrued for pursuant to the Services Agreement, but are now paid directly to the accountants.  Total audit fees paid to the registrant's principal accountant for the fiscal years ended December 31, 2004 and 2005, respectively, out of the Services Agreement fees collected from all Mosaic Funds were $72,000 (including typical expenses in connection with the audit such as postage, photocopying, etc.) and $75,000, (including expenses expected to billed after completion of audit work and the date of this Form N-CSR).  Of these amounts, approximately $12,000 and $12,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Mosaic Funds registrants.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.  The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act") are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(a)(3) None.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Income Trust

By: (signature)

W. Richard Mason, Secretary

Date: February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: February 16, 2006

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: February 16, 2006